SCHEDULE 14A INFORMATION

  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.______)

Filed by the Registrant [ XX ] Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[  ]     Preliminary Proxy Statement

[  ]  Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))

[XX]     Definitive Proxy Statement
[  ]     Definitive Additional Materials

[  ]     Soliciting Material Pursuant to Sec. 240.14a-11(c) or
         Sec. 240.14a-12

                                        VISION GROUP OF FUNDS, INC.

(Name of Registrant as Specified In Its Charter)

                                            Federated Investors

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

 [XX]    No fee required.

 [       ] Fee computed on table below per Exchange Act Rules
         14a-6(i)(4) and 0-11.

         1.   Title of each class of securities to which transaction applies:

         2.   Aggregate number of securities to which transaction applies:

         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4.   Proposed maximum aggregate value of transaction:

         5. Total fee paid:

 [  ]    Fee paid previously with preliminary proxy materials.

 [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)   Amount Previously Paid:

              ---------------------------------------------------------------

         2)   Form, Schedule or Registration Statement No.:

              ---------------------------------------------------------------

         3)   Filing Party:

              ---------------------------------------------------------------

         4)   Date Filed:

              ---------------------------------------------------------------





                                  PRELIMINARY PROXY STATEMENT

                                  VISION GROUP OF FUNDS, INC.

                                 VISION NEW YORK TAX-FREE FUND

                           NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                 TO BE HELD SEPTEMBER 29, 1997

         A Special Meeting of the shareholders of Vision New York Tax-Free Fund, a portfolio of Vision Group of Funds, Inc. (the "Corporation"), will be held at the Corporation's principal offices on the 19th Floor of Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779, on September 29, 1997, at 2:00 p.m. (Eastern Daylight Savings Time). A form of Proxy and Proxy Statement for the meeting are furnished together with this notice. The purpose of the Special Meeting is to consider and vote on the following matters:

         1. To approve or disapprove a revision to the Fund's fundamental investment limitation that, under normal market conditions, currently requires the Fund to invest at least 80% of its net assets in securities the interest on which is exempt from federal income tax, including the federal alternative minimum tax; and

         2. Such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Directors have fixed July 24, 1997, as the record date for determination of shareholders entitled to vote at the meeting.

                                          By Order of the Board of Directors

                                          Victor R. Siclari

                               SECRETARY

August 6, 1997

       PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY

                     TO AVOID ADDITIONAL EXPENSE.

     YOU CAN HELP THE CORPORATION AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND
RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE
REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO
POSTAGE IF MAILED IN THE UNITED STATES.

                                        VISION GROUP OF FUNDS, INC.

                                       VISION NEW YORK TAX-FREE FUND

                                         FEDERATED INVESTORS TOWER
                                    PITTSBURGH, PENNSYLVANIA 15222-3779

                                              PROXY STATEMENT

         The enclosed proxy is solicited on behalf of the Board of Directors ("Board") of Vision Group of Funds, Inc. (the "Corporation"). The Corporation was incorporated under the laws of the state of Maryland on February 23, 1988. This proxy statement pertains to only one of the portfolios of the Corporation, the Vision New York Tax-Free Fund (the "Fund").



         The proxy is revocable at any time before it is voted by sending written notice of the revocation to the Fund or by appearing personally at the Special Meeting of shareholders to be held on September 29, 1997, at 2:00 p.m. (Eastern Daylight Savings Time) (the "Special Meeting"). Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, or personal interview conducted by certain officers or employees of the Corporation, Manufacturers and Traders Trust Company (the Corporation's investment adviser) ("M&T Bank"), Federated Shareholder Services Company (the Corporation's transfer agent), or Federated Administrative Services (the Corporation's administrator) or, if necessary, a commercial firm retained for this purpose. In the event that the shareholder signs, dates and returns the proxy ballot, but does not indicate a choice as to the items on the proxy ballot, the proxy attorneys will vote those shares in favor of the proposals. THE COST OF PREPARING AND MAILING THE NOTICE OF MEETING, PROXY CARDS, THIS PROXY STATEMENT AND ANY ADDITIONAL PROXY MATERIALS HAS BEEN OR WILL BE BORNE BY THE FUND.

         On July 24, 1997, the Fund had 3,703,072 outstanding number of shares of common stock (the "Shares"), each Share being entitled to one vote and fractional shares having proportionate voting rights. As of July 24, 1997, the following shareholder of record owned 5% or more of the outstanding Shares of the Fund: Tice & Co., Buffalo, New York, owned approximately 511,761 Shares (13.82%).



         Only shareholders of record of the Fund at the close of business on July 24, 1997, will be entitled to notice of and vote at the Special Meeting. Shares may be represented in person or by proxy. The Board propose to mail this proxy statement, the enclosed notice of meeting and proxy card on or about August 6, 1997.

QUORUM AND VOTING REQUIREMENTS

         For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Special Meeting. Under the Investment Company Act of 1940 (the "1940 Act"), the affirmative vote necessary to approve the matter under consideration is determined with reference to a percentage of votes considered to be present at the Special Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal. Shares of the Fund will be counted as a single group of Shares for purposes of determining the presence of a quorum and the requisite vote for the approval of the revision to the Fund's fundamental investment limitation as described herein. The presence of a quorum for the Fund will be determined by the presence, in person or by proxy, of 50% of its outstanding Shares. The approval by shareholders of the Fund of the revision to the fundamental investment limitation will be determined on the basis of a vote of a "majority of the outstanding voting securities" of the Fund, as defined in and required by the 1940 Act. This vote requires the lesser of: (A) 67 per centum or more of the voting securities of the Fund present at such meeting, if the holders of more than 50 per centum of the outstanding voting securities of such Fund are present or represented by proxy; or (B) more than 50 per centum of the outstanding voting securities of such Fund.

         THE ANNUAL REPORT FOR THE FUND FOR THE FISCAL YEAR ENDED APRIL 30, 1997, HAS BEEN PREVIOUSLY MAILED TO SHAREHOLDERS. IF YOU HAVE NOT RECEIVED THIS REPORT, OR WOULD LIKE TO RECEIVE ADDITIONAL COPIES, FREE OF CHARGE, PLEASE WRITE THE CORPORATION AT THE ADDRESS ABOVE OR CALL THE CORPORATION AT 1-800-836-2211, AND IT WILL BE SENT BY FIRST-CLASS MAIL WITHIN THREE BUSINESS DAYS.

APPROVAL OR DISAPPROVAL OF THE REVISION TO THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION

         At its meeting on May 23, 1997, the Board unanimously approved, subject to ratification by the shareholders of the Fund, to revise the Fund's fundamental investment limitation. Upon shareholder approval of the revision, the Board has authorized changing the Fund's name to "Vision New York Municipal Income Fund."

REVISE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION

         Currently, the Fund has a fundamental investment policy that requires, under normal market conditions, at least 80% of its net assets be invested in securities that pay interest exempt from federal income tax. For purposes of this policy, the tax-free interest must not be a preference item for purposes of computing the federal alternative minimum tax ("AMT"). According, the Fund cannot own more than 20% of tax-exempt securities that generate income subject to AMT.

         The Board unanimously approved a revision to this fundamental investment limitation so that the income is required to be exempt only from the federal regular income tax, and not necessarily from AMT. This revision will enable the Fund to have maximum flexibility to purchase a broader variety of municipal securities, including municipal securities the interest on which may be subject to AMT. This revision remains consistent with the Fund's investment objective of providing current income which is exempt from federal income tax and the personal income taxes imposed by the State of New York and New York municipalities and is consistent with the preservation of capital. In reaching its decision to revise this fundamental investment limitation of the Fund, the Board considered the following factors: (1) the higher yield typically paid on securities subject to AMT; (2) the comparable quality of such securities; (3) the potentially higher total returns for shareholders of the Fund; and (4) the negligible number of individuals who are subject to AMT on their federal income tax returns.

         The federal regular income tax is the normal income tax that all taxpayers are accustomed to computing and paying each year. The AMT is a special federal tax that applies to taxpayers who claim certain large regular income tax deductions, which are referred to as tax preference items. Among these tax preference items is the income earned on certain private activity municipal bonds issued after August 7, 1986. (Unlike traditional government purpose municipal securities, which may be used to finance public projects including roads, schools, libraries, prisons, and other public facilities, private activity municipal bonds provide benefits to private parties. Examples of private activity bonds include corporate industrial development revenue bonds, airport bonds, student loan revenue bonds, and housing revenue bonds.) Taxpayers are required to compute their regular tax liability, then their AMT, and pay the higher of the two.

         The AMT is equal to 28% of alternative minimum taxable income for individuals and 20% for corporations. Individual taxpayers compute the alternative minimum tax by adding back these tax preference items to their regular taxable income, subtracting certain adjustments and applying a tax rate of up to 28% of income subject to the AMT. INTERNAL REVENUE SERVICE ("IRS") STATISTICS INDICATE THAT ONLY 0.29% AND 0.32% OF ALL INDIVIDUAL TAX RETURNS HAD AMT LIABILITY IN 1993 AND 1994, RESPECTIVELY. In the case of corporate shareholders of the Fund, all dividends of the Fund which represent interest on municipal bonds subject to AMT will become subject to the 20% corporate alternative minimum tax because the dividends are included in a corporation's "adjusted current earnings." The corporate alternative minimum tax treats 75% of the corporate taxpayer's pre-tax "adjusted current earnings" in excess of its alternative minimum taxable income as a tax preference item. "Adjusted current earnings" is based upon the concept of a corporation's "earnings and profits." Since "earnings and profits" generally includes the full amount of any Fund's dividend, and alternative minimum taxable income does not include the portion of the Fund's dividend attributable to municipal bonds which are not private activity bonds, the difference will be included in the calculation of the corporation's alternative minimum tax.

         The revision enabling the purchase of AMT municipal securities may cause some shareholders to pay additional taxes in the form of AMT. Although having preference items such as private activity bond interest does not automatically cause additional shareholder tax liability, private activity bond interest, as a factor in the AMT calculation, may combine with other preferences and adjustments in the unique circumstances of a particular shareholder to subject it to AMT tax liability. Shareholders should consult their tax advisor for further information on their particular tax status. Nevertheless, as noted above, IRS data indicates that a relatively nominal percentage of investors have had AMT liability. The Fund's investment adviser believes that the disadvantages of having a limited number of shareholders subject to additional AMT liability is outweighed by the potentially higher yields that all Fund shareholders may realize if the Fund can purchase a higher percentage of municipal obligations subject to AMT. However, there can be no assurance that AMT municipal obligations will continue to offer incremental yields over non-AMT municipal obligations. Of course, shareholders who are subject to AMT tax liability retain the option of redeeming their shares before any AMT dividends are declared or paid by the Fund, although a redemption may result in a taxable gain or loss.

         Upon approval of the shareholders, the Fund intends to implement immediately the revised investment limitation. Accordingly, it is proposed that the Fund's present fundamental investment limitation, stated as:

         Under normal market conditions, at least 80% of the Fund's net assets will be invested in securities that pay interest exempt from federal income tax. (For purposes of this policy, the tax-free interest must be a preference item for purposes of computing the federal alternative minimum tax.)

be revised as follows:

         Under normal market conditions, at least 80% of the Fund's net assets will be invested in securities the interest on which is exempt from federal regular income tax.

CHANGE THE FUND'S NAME

         The Staff of the Securities and Exchange Commission has taken the position that AMT municipal securities should not be characterized as "tax-free" or "tax-exempt." Therefore, it is the Staff's position that a mutual fund with a name using the words "tax-free" or "tax-exempt," which implies that most of its distributions will be exempt from all federal income taxes, must limit to 20% of its net assets the amount of AMT municipal securities that it purchases or ensure that no more than 20% of its income will be subject to AMT tax.

         As a consequence of the Fund's desire to have the ability to invest in AMT municipal securities without being subject to the 20% limit, the Fund must eliminate tax-free from its name to be consistent with Securities and Exchange Commission Staff policy. Accordingly, the Board unanimously authorized an amendment to the Corporation's Articles of Incorporation to change the name of the Fund from "Vision New York Tax-Free Fund" to "Vision New York Municipal Income Fund."

         Under Maryland corporations law, the Board is authorized to change the Fund's name without shareholder approval. If shareholders approve the revision to the Fund's fundamental investment limitation, the Fund's name and investment limitation will be changed after the meeting date. If shareholders do not approve the revision to the investment limitation, the Fund's name and investment limitation will remain as currently stated.

         THE BOARD RECOMMENDS SHAREHOLDER APPROVAL OF THE REVISION TO THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION

            INFORMATION ABOUT THE FUND'S SERVICE PROVIDERS

         The Fund's investment adviser is Manufacturers and Traders Trust Company, One M&T Plaza, Buffalo, New York 14240. Federated Administrative Services ("FAS"), Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, is the Fund's administrator. Federated Securities Corp. ("FSC"), Federated Investors Tower, Pittsburgh, PA 15222-3779, is the principal distributor for shares of the Fund. Federated Services Company is the Corporation's fund accountant and Federated Shareholder Services Company is the Corporation's transfer agent. FAS, FSC, Federated Services Company and Federated Shareholder Services Company are subsidiaries of Federated Investors.

         If you do not expect to attend the Special Meeting, please sign your proxy card promptly and return it in the enclosed envelope to avoid unnecessary expense and delay. No postage is necessary.

                                             By Order of the Board of Directors

                                             Victor R. Siclari
                                             Secretary

August 6, 1997

G01265-02(8/97)

[LOGO]

                           [Account Number]

                     VISION NEW YORK TAX-FREE FUND

    Proxy for Special Meeting of Shareholders - September 29, 1997

         The undersigned hereby appoints Victor R. Siclari, C. Todd Gibson, Patricia F. Conner, Leanne C. O'Brien and Anne M. Dombrowski as proxies to vote and act at the Special Meeting of Shareholders of the Vision New York Tax-Free Fund (the "Fund"), a portfolio of Vision Group of Funds, Inc.. (the "Corporation"), to be held at the Corporation's principal office, Federated Investors Tower, 19th Floor, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779 at 2:00 p.m. on September 29, 1997 and at all adjournments thereof, in respect of all Shares of the Fund as to which the undersigned may be entitled to vote or act. Each proxy shall have power of substitution and a majority of said proxies or their substitutes, or any one if only one be present and acting, shall have all powers hereby granted.

         The proxies are hereby authorized and instructed to vote upon the matters specified in the notice of meeting as set forth on this side of this proxy. If no choice is indicated as to a proposal, the proxies shall vote FOR such proposal. Each of the matters is proposed by the Fund, and none of the matters are related to or conditioned on the approval of any other matter, except as noted. The proxies may vote in their discretion on any other matter which may properly come before the meeting.

Please sign and return.

The proxies are hereby instructed to vote as specified.

NOTE: Signature(s) should agree with name(s) as printed hereon. All joint owners should sign. Fiduciaries please indicate their titles.
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND. Please sign and return promptly in the enclosed envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.
KEEP THIS PORTION FOR YOUR RECORDS

          THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

VISION NEW YORK TAX-FREE FUND

VOTE ON PROPOSAL

APPROVAL OF THE REVISION TO THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION

(1)  Proposal to approve the revision to the Fund's     FOR    AGAINST  ABSTAIN
fundamental investment limitation that, under            ___      ___     ___

normal market conditions, requires the Fund to invest at least 80% of its net assets in securities the interest on which is exempt from federal income tax, including the federal alternative minimum tax.

x_________________________________  _______   x________________________  ______
Signature (PLEASE SIGN WITHIN BOX)  Date       Signature (Joint Owners)   Date